UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2003

Novitron International, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-12716 (Commission File Number)	04-2573920 (I.R.S. Employer Identification No.)

One Gateway Center, Suite 411
Newton, Massachusetts                         02458
(Address of Principal Executive Offices)(Zip Code)

(617) 527-9933
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Change in Control of the Registrant.

On April 29, 2003, Novitron International, Inc. ("Novitron"), Landmark Scientific, Inc., ("Landmark"), a corporation controlled by Randal J. Kirk, a member of the Board of Directors of Novitron ("Mr. Kirk"), and Spectran Holdings, Inc., a wholly owned subsidiary of Novitron ("Spectran"), executed an Amended and Restated Agreement and Plan of Merger (the "Landmark Merger Agreement"), pursuant to which Novitron acquired Landmark by means of a merger (the "Landmark Merger") of Landmark with and into Spectran. The Landmark Merger was consummated on April 29, 2003. The Landmark Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and incorporated herein by reference, amended and restated in its entirety the original Agreement and Plan of Merger, dated as of August 21, 2002, as filed with the Securities and Exchange Commission (the "Commission")on August 21, 2002.

Also on April 29, 2003, Novitron, Group Practice Services Incorporated, a corporation controlled by Mr. Kirk ("GPSI"), and Clinical Data Inc., a wholly owned subsidiary of Novitron ("Clinical Data"), executed an Agreement and Plan of Merger (the "GPSI Merger Agreement") pursuant to which Novitron acquired GPSI by means of a merger (the "GPSI Merger") of GPSI with and into Clinical Data. The GPSI Merger was consummated on April 29, 2003. The GPSI Merger Agreement is filed herewith as Exhibit 2.2 and is incorporated herein by reference.

Immediately prior to the Landmark Merger and the GPSI Merger, Mr. Kirk and his affiliates, including Kirkfield, L.L.C., a Virginia limited liability company ("Kirkfield"), RJK, L.L.C., a Virginia limited liability company ("RJK"), Zhong Mei, L.L.C., a Virginia limited liability company ("Zhong Mei"), and Third Security Staff 2001 LLC, a Virginia limited liability company ("Staff LLC"), owned approximately 74.5% of the issued and outstanding shares of common stock of Landmark, and Mr. Kirk and his affiliates, including Kirkfield, RJK, Zhong Mei, Staff LLC and New River Management II, LP, a Virginia limited partnership ("New River" and collectively with Kirkfield, RJK, Zhong Mei and Staff LLC, the "Affiliates"), owned approximately 82.8% of the issued and outstanding shares of common stock of GPSI, on an as-converted basis. In addition, Mr. Kirk was the Chairman of the Board of each of Landmark and GPSI. Following the Landmark Merger and the GPSI Merger, Mr. Kirk continues to serve on the Board of Directors of each of the surviving corporations.

GPSI, now merged with and into Clinical Data Inc., is a U.S. provider of Physician Office Laboratory ("POL") management and consulting services. Headquartered in Greensboro, North Carolina, Clinical Data designs, implements and manages laboratories to improve quality of care, increase operating efficiencies, and enhance revenue opportunities for physician practices. Clinical Data also owns and operates moderately complex reference laboratories, provides sales and support services to Landmark, sells laboratory reagents and supplies, and refurbishes, sells and maintains laboratory equipment. Landmark, also headquartered in Greensboro, North Carolina, is a laboratory equipment distribution company.

The following summary of certain terms of the Landmark Merger Agreement and the GPSI Merger Agreement is qualified in its entirety by reference to the Landmark Merger Agreement and the GPSI Merger Agreement, respectively.

Pursuant to the terms of the Landmark Merger Agreement, each holder of Landmark common stock received 2.5 shares of Series A Nonvoting Convertible Preferred Stock, par value $0.01 per share, of Novitron (the "Preferred Stock"), for each share of Landmark common stock held by such holder. Pursuant to the terms of the GPSI Merger Agreement, each holder of common stock and preferred stock of GPSI received 2.42691 shares of Preferred Stock for each share of GPSI common stock and preferred stock, respectively, held by that holder. Assuming that no Landmark stockholder or GPSI stockholder exercises appraisal rights, a total of 25,000 shares of Preferred Stock will be issued to Landmark stockholders as a result of the Landmark Merger and a total of 222,250 shares of Preferred Stock will be issued to GPSI stockholders as a result of the GPSI Merger. The Certificate of Designations of the Preferred Stock is filed herewith as Exhibit 4.1 and is incorporated herein in its entirety by reference. The following summary of certain terms of the Preferred Stock is qualified in its entirety by reference to the Certificate of Designations.

Each share of the Preferred Stock is convertible, at the option of the holder of such share, into 10 shares of common stock of Novitron, par value $0.01 per share (the "Common Stock"), at any time (i) after the date (the "Stockholder Approval Date") upon which the holders of the outstanding shares of capital stock of Novitron who are entitled to vote, at a special or annual meeting of stockholders of Novitron, approve the issuance of the shares of Common Stock issuable upon conversion of the outstanding shares of Preferred Stock in accordance with applicable law (the "Stockholder Approval") and (ii) before the earlier to occur of the liquidation, dissolution or winding up Novitron, whether voluntary or involuntary, or a change in control of Novitron and the date upon which the Securities and Exchange Commission declares effective a registration statement on Form S-3 or another applicable form filed by Novitron to register for resale the shares of Common Stock issuable upon conversion of the outstanding shares of Preferred Stock (the "Registration Effective Date"). Each share of Preferred Stock will automatically convert into 10 shares of Common Stock upon the later to occur of (x) the Stockholder Approval Date and (y) the Registration Effectiveness Date. The number of shares of Common Stock into which each share of Preferred Stock is convertible shall be adjusted, as necessary, in accordance with the relevant provisions of the Certificate of Designations.

As a result of the Landmark Merger and the GPSI Merger, Mr. Kirk and his Affiliates received the following number of shares of Preferred Stock:

Owner	Shares of Preferred Stock Acquired in Landmark Merger	Shares of Preferred Stock Acquired in GPSI Merger	Total Shares of Preferred Stock Acquired
Mr. Kirk	10,749	50,756	61,505
Kirkfield	2,237	35,479	37,716
RJK	4,483	43,602	48,085
Zhong Mei	417	1,971	2,388
New River	–	41,682	41,682
Staff LLC	744	10,545	11,289
Totals	18,630	184,035	202,665

If the Stockholder Approval is obtained, then Mr. Kirk and his Affiliates will beneficially own, in the aggregate, on an as-converted basis, approximately 2,762,627 shares of Common Stock, representing approximately 71.2% of the approximately 3,881,198 shares of Common Stock that would be issued and outstanding (assuming that all shares of Preferred Stock owned by Mr. Kirk, Kirkfield, RJK, Zhong Mei, New River and Staff LLC are converted into Common Stock but no other shares of Preferred Stock are converted into Common Stock). If all of the issued and outstanding shares of Preferred Stock are converted into Common Stock, then Mr. Kirk and his Affiliates will beneficially own, in the aggregate, on an as-converted basis, approximately 2,762,627 shares of Common Stock, representing approximately 63.8% of the approximately 4,327,048 shares of Common Stock that would be issued and outstanding.

Item 2. Acquisition of Assets.

The information set forth in Item 1 above is incorporated in its entirety herein by reference.

On April 29, 2003, Novitron acquired, through Clinical Data, substantially all of the assets of Elan Diagnostics, Inc. ("EDx"). The acquisition was made pursuant to an Asset Purchase Agreement, dated as of December 9, 2002 (the "Original Asset Purchase Agreement"), as amended on February 10, 2003, March 18, 2003, March 31, 2003 and April 29, 2003, among Elan Pharmaceuticals, Inc., the parent company of EDx ("Parent"), EDx, Clinical Data and Novitron (as amended, the "Asset Purchase Agreement"). Novitron previously filed the Original Asset Purchase Agreement with the Securities and Exchange Commission on December 9, 2002, and such agreement is filed herewith as Exhibit 2.3 and is incorporated herein in its entirety by reference. The amendments, dated as of February 10, 2003, March 18, 2003, March 31, 2003 and April 29, 2003, are filed herewith as Exhibits 2.4, 2.5, 2.6 and 2.7, respectively, and are incorporated herein in its entirety by reference. The following summary of certain terms of the Asset Purchase Agreement is qualified in its entirety by reference to the Asset Purchase Agreement.

EDx supplies clinical chemistry instrumentation, reagents and support resources to the POL market in the United States. EDx is an indirect, wholly owned subsidiary of Elan Corporation, plc, a fully integrated biopharmaceutical company headquartered in Dublin, Ireland.

In accordance with the terms of the Asset Purchase Agreement, Novitron paid approximately $7.5 million in cash and assumed certain liabilities of EDx in exchange for certain of the assets of EDx, and EDx retained certain assets, including approximately $3 million in cash. Novitron intends to continue to use the assets acquired from EDx in the manner in which they were previously utilized by EDx. Financing for the acquisition of the EDx assets was accomplished with a portion of a $10 million line of credit from LaSalle Business Credit, LLC ("LaSalle"), a member of the ABN AMRO Group, the terms of which are summarized below, and from working capital of the combined companies following the Landmark Merger and the GPSI Merger.

The Asset Purchase Agreement contains indemnification obligations of Novitron and Clinical Data as are usual and customary in transactions of this size and type. In addition, Novitron agreed to indemnification obligations with respect to certain EDx customer and vendor agreements. Novitron does not believe the assumption of these obligations will have a material adverse effect on its consolidated financial position or results of operations.

On April 29, 2003, Clinical Data and BioClinical Concepts, Inc., a subsidiary of Clinical Data as a result of the GPSI Merger ("BCC," and together with Clinical Data, the "Borrowers"), borrowed $5.5 million under the Loan and Security Agreement, dated March 31, 2003 (the "Original Loan Agreement"), as amended April 29, 2003, by and among LaSalle, as lender, and Clinical Data, BCC and GPSI Acquisition, Inc. ("GPSIA"), as Borrowers (as amended, the "Loan Agreement"). Copies of the Original Loan Agreement and the April 29, 2003 amendment thereto, are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein in its entirety by reference. The following summary of certain terms of the Loan Agreement is qualified in its entirety by reference to the Loan Agreement

The Loan Agreement provides credit facilities of up to $10 million in loans and letters of credit outstanding at any one time ("Maximum Loan Limit") to the Borrowers. All outstanding credits under the Loan Agreement are payable on demand. The Loan Agreement has an original term of three years and automatically renews from year to year if neither LaSalle nor the Borrowers terminate the Loan Agreement.

The Borrowers’ ability to borrow money and have letters of credit issued under the Loan Agreement is governed by a loan limit formula which permits availability (but not more than the Maximum Loan Limit) equal to the sum of:

85% of the Borrowers’ "Eligible Accounts", plus

either 50% of the lower of the cost or market value of the Borrowers’ "Eligible Inventory," or $4 million, whichever is less, plus

$160,000 as an equipment term facility (which reduces on a schedule of equal monthly payments of $2,666.66).

"Eligible Accounts" is defined in the Loan Agreement as the face amount of the Borrowers’ accounts receivable, less maximum discounts, credits and allowances taken by or granted to account debtors in connection with the Borrowers’ business. "Eligible Accounts" has typical exclusions, including a requirement that invoices evidencing accounts must be due and payable within 90 days or more after the date of invoice. If more than 25% of the aggregate amount of invoices to any account debtor remain unpaid for 90 days after the respective invoice dates, then all accounts receivable of that debtor are deemed ineligible.

"Eligible Inventory" is defined in a manner typical of agreements like the Loan Agreement and includes the requirement that such inventory include only raw materials and finished goods located at the Borrowers’ premises.

The amount available for further borrowing at any time by the Borrowers ("Excess Availability") is the availability determined by this loan limit formula less:

loans outstanding, plus

letters of credit outstanding, plus

any accounts payable of the Borrowers which are more than 30 days past due.

Immediately after completion of the Landmark Merger, the GPSI Merger and the purchase of assets from EDx (and reserves for closing costs), the Borrowers had Excess Availability of approximately $2 million.

Loans accrue interest under the Loan Agreement, at the Borrowers’ option, at an annual interest rate of either:

0.25% in excess of the prime rate of LaSalle Bank National Association ("LaSalle Bank") in effect from time to time, or

300 basis points above reserve adjusted LIBOR, for any period of 30, 60 or 90 days, at the Borrowers’ election, except that each LIBOR loan may be for no less than $1 million and in increments of $1 million and no more than five LIBOR loan tranches may be in effect at any one time.

In addition, the Borrowers have paid or will pay to LaSalle reimbursement of its expenses related to the Loan Agreement, a closing fee of $100,000 and an annual unused line of credit fee of 0.75% on the difference between the Maximum Loan Limit and the average monthly loan balance.

All payments from all of the Borrowers’ customers are required to be mailed directly to a lock box at LaSalle Bank, maintained in LaSalle’s name. Within one business day after receipt of collected funds, LaSalle will apply such collections against the Borrowers’ liabilities under the Loan Agreement.

As security for the borrowings under the Loan Agreement, LaSalle has a first lien on all of the Borrowers’ tangible and intangible assets, whenever acquired. The Borrowers’ obligations to LaSalle are also guaranteed by Novitron and Landmark. These guaranties are secured by liens on the respective assets of Novitron and Landmark.

If the Borrowers prepay the loans prior to the end of the original term or any renewal term and the Loan Agreement is terminated, the Borrowers must pay LaSalle a prepayment fee equal to

3% of the Maximum Loan Limit if the prepayment occurs two or more years prior to the end of the original term,

2% of the Maximum Loan Limit if the prepayment occurs one year or more but less than two years prior to the end of the original term, or

1% of the Maximum Loan Limit if the prepayment occurs less than one year prior to the end of the original term or then current renewal term.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

The following financial statements and exhibits are filed as part of this report, where indicated:

(a) It is impracticable to provide the required financial statements of Landmark, GPSI and EDx at the time of the filing of this report. The required financial statements of Landmark, GPSI and EDx will be filed within the time period required in accordance with applicable regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Act").

(b) It is impracticable to provide the required pro forma financial information of Novitron at the time of the filing of this report. The pro forma financial information will be filed within the time period required in accordance with applicable regulations promulgated under the Act.

(c) Exhibit No. Description

2.1     Amended and Restated Agreement and Plan of Merger, dated as of April 29, 2003, among Novitron, Landmark and Spectran.

Exhibits*

Knowledge of Landmark
Knowledge of Parent
Certificate of Designations
Certificate of Merger
Landmark Financial Statements

Disclosure Schedules*

Landmark Disclosure Schedule
Parent Disclosure Schedule

2.2   Agreement and Plan of Merger, dated as of April 29, 2003, among Novitron, GPSI and Clinical Data.

Exhibits*

Knowledge of GPSI
Knowledge of Parent
Certificate of Designations
Certificate of Merger
GPSI Financial Statements
Restructuring

Disclosure Schedules*

GPSI Disclosure Schedule
Parent Disclosure Schedule

2.3     Asset Purchase Agreement, dated as of December 9, 2002, among Parent, EDx, Clinical Data and Novitron (previously filed as Exhibit 2.1 to the Current Report on Form 8-K, as filed with the
          Securities and Exchange Commission on December 9, 2002, and incorporated herein in its entirety by reference).

Disclosure Schedules*

Schedule 1.6 Assumed Contracts
Schedule 1.7 Assumed Liabilities
Schedule 1.21 Excluded Assets
Schedule 1.24 Fixed Assets
Schedule 1.27 Intellectual Property
Schedule 1.28 Interim Financial Statements
Schedule 1.37 Permitted Liens
Schedule 1.43 Required Consents
Schedule 2.3(a) Final Balance Sheet
Schedule 3.1 Foreign Qualifications
Schedule 3.2 Authorization; Enforceability
Schedule 3.3 No Violation or Conflict
Schedule 3.4 Title to and Sufficiency of Purchased Assets
Schedule 3.5 Litigation
Schedule 3.7 Contracts
Schedule 3.8 Accounts
Schedule 3.10 Financial Statements
Schedule 3.11 Undisclosed Liabilities
Schedule 3.12 Real Property
Schedule 3.13(a) Intellectual Property
Schedule 3.13(b) Pending Claims
Schedule 3.13(c) Patents and Trademarks
Schedule 3.14 Books and Records
Schedule 3.15 Affiliated Transactions
Schedule 3.16 Insurance
Schedule 3.17 Tax Matters
Schedule 3.18 Compliance with Law
Schedule 3.19 Governmental Authorizations
Schedule 3.20 Environmental Conditions
Schedule 3.21 Labor Matters
Schedule 3.22 Material Adverse Changes
Schedule 3.24 Warranties and Service Payment Obligations
Schedule 3.26 Customers and Suppliers
Schedule 5.2 Negative Covenants
Schedule 6.6 Required Consents
Schedule 8.5(b) Seller Employees
Schedule 8.5(c) Interview Procedures
Schedule 8.5(d) Buyer’s Benefit Plans
Schedule 11.12 Parent’s Balance Sheet

Exhibits*

Exhibit A Assignment and Assumption Agreement
Exhibit B Bill of Sale
Exhibit C Buyer’s Closing Certificate
Exhibit D Parent’s Closing Certificate
Exhibit E Seller’s Closing Certificate
Exhibit F Form of Opinion of Counsel to Seller
Exhibit G Form of Opinion of Counsel to Buyer

2.4        Amendment No. 1 to Original Asset Purchase Agreement, dated as of February 10, 2003, among Parent, EDx, Clinical Data and Novitron.

2.5        Amendment No. 2 to Original Asset Purchase Agreement, dated as of March 18, 2003, among Parent, EDx, Clinical Data and Novitron.

2.6        Amendment No. 3 to Original Asset Purchase Agreement, dated as of March 31, 2003, among Parent, EDx, Clinical Data and Novitron.

2.7**    Amendment No. 4 to Original Asset Purchase Agreement, dated as of April 29, 2003, among Parent, EDx, Clinical Data and Novitron.

3.1       Amended and Restated By-laws of Novitron.

4.1       Certificate of Designations of Series A Nonvoting Convertible Preferred Stock of Novitron.

4.2       Loan and Security Agreement, dated March 31, 2003, among LaSalle, as lender, and Clinical Data, BCC and GSPIA, as Borrowers (filed herewith as Exhibit 10.1 hereto).

4.3       Amendment No. 1 to the Loan Agreement, dated April 29, 2003, among LaSalle, Clinical Data, BCC and GSPIA (filed herewith as Exhibit 10.2 hereto).

10.1     Loan and Security Agreement, dated March 31, 2003, among LaSalle, as lender, and Clinical Data, BCC and GSPIA, as Borrowers.

10.2     Amendment No. 1 to the Loan Agreement, dated April 29, 2003, among LaSalle, Clinical Data, BCC and GSPIA.

10.3     $10,000,000 Demand Revolving Note, dated March 31, 2003, issued by the Borrowers in favor of LaSalle.

10.4     $160,000 Demand Term Note, dated March 31, 2003, issued by the Borrowers in favor of LaSalle.

10.5     Patent Security Agreement, dated as of March 31, 2003, made by Clinical Data in favor of LaSalle.

10.6     Trademark Security Agreement, dated as of March 31, 2003, made by BCC in favor of LaSalle.

10.7     Trademark Security Agreement, dated as of March 31, 2003, made by Clinical Data in favor of LaSalle.

10.8     Subordination Agreement, dated as of March 31, 2003, between BCC and Landmark.

10.9     Subordination Agreement, dated as of March 31, 2003, between BCC and RJK, L.L.C.

    *  Pursuant to Item 601(b)(2) of Regulation S-B, the schedules and other attachments to the Landmark Merger Agreement, GPSI Merger Agreement and Elan Asset Purchase Agreement have been omitted. Such schedules and other attachments will be submitted to the Securities and Exchange Commission upon request; provided however, that Novitron reserves its right to seek confidential treatment of such schedules and attachments if requested by the Securities and Exchange Commission.

**   Portions of this Exhibit have been omitted pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Novitron International, Inc. Registrant
Date: May 12, 2003	/s/ Israel M. Stein MD

Israel M. Stein MD Chairman of the Board Principal Executive Officer

Exhibit Index

2.1 Amended and Restated Agreement and Plan of Merger, dated as of April 29, 2003, among Novitron, Landmark and Spectran.

Exhibits*

Knowledge of Landmark
Knowledge of Parent
Certificate of Designations
Certificate of Merger
Landmark Financial Statements

Disclosure Schedules*

Landmark Disclosure Schedule
Parent Disclosure Schedule

2.2 Agreement and Plan of Merger, dated as of April 29, 2003, among Novitron, GPSI and Clinical Data.

Exhibits*

Knowledge of GPSI
Knowledge of Parent
Certificate of Designations
Certificate of Merger
GPSI Financial Statements
Restructuring

Disclosure Schedules*

GPSI Disclosure Schedule
Parent Disclosure Schedule

2.3 Asset Purchase Agreement, dated as of December 9, 2002, among Parent, EDx, Clinical Data and Novitron (previously filed as Exhibit 2.1 to the Current Report on Form 8-K, as filed with the
      Securities and Exchange Commission on December 9, 2002, and incorporated herein by reference).

Disclosure Schedules*

Schedule 1.6 Assumed Contracts
Schedule 1.7 Assumed Liabilities
Schedule 1.21 Excluded Assets
Schedule 1.24 Fixed Assets
Schedule 1.27 Intellectual Property
Schedule 1.28 Interim Financial Statements
Schedule 1.37 Permitted Liens
Schedule 1.43 Required Consents
Schedule 2.3(a) Final Balance Sheet
Schedule 3.1 Foreign Qualifications
Schedule 3.2 Authorization; Enforceability
Schedule 3.3 No Violation or Conflict
Schedule 3.4 Title to and Sufficiency of Purchased Assets
Schedule 3.5 Litigation
Schedule 3.7 Contracts
Schedule 3.8 Accounts
Schedule 3.10 Financial Statements
Schedule 3.11 Undisclosed Liabilities
Schedule 3.12 Real Property
Schedule 3.13(a) Intellectual Property
Schedule 3.13(b) Pending Claims
Schedule 3.13(c) Patents and Trademarks
Schedule 3.14 Books and Records
Schedule 3.15 Affiliated Transactions
Schedule 3.16 Insurance
Schedule 3.17 Tax Matters
Schedule 3.18 Compliance with Law
Schedule 3.19 Governmental Authorizations
Schedule 3.20 Environmental Conditions
Schedule 3.21 Labor Matters
Schedule 3.22 Material Adverse Changes
Schedule 3.24 Warranties and Service Payment Obligations
Schedule 3.26 Customers and Suppliers
Schedule 5.2 Negative Covenants
Schedule 6.6 Required Consents
Schedule 8.5(b) Seller Employees
Schedule 8.5(c) Interview Procedures
Schedule 8.5(d) Buyer’s Benefit Plans
Schedule 11.12 Parent’s Balance Sheet

Exhibits*

Exhibit A Assignment and Assumption Agreement
Exhibit B Bill of Sale
Exhibit C Buyer’s Closing Certificate
Exhibit D Parent’s Closing Certificate
Exhibit E Seller’s Closing Certificate
Exhibit F Form of Opinion of Counsel to Seller
Exhibit G Form of Opinion of Counsel to Buyer

2.4         Amendment No. 1 to Original Asset Purchase Agreement, dated as of February 10, 2003, among Parent, EDx, Clinical Data and Novitron.

2.5         Amendment No. 2 to Original Asset Purchase Agreement, dated as of March 18, 2003, among Parent, EDx, Clinical Data and Novitron.

2.6         Amendment No. 3 to Original Asset Purchase Agreement, dated as of March 31, 2003, among Parent, EDx, Clinical Data and Novitron.

2.7**     Amendment No. 4 to Original Asset Purchase Agreement, dated as of April 29, 2003, among Parent, EDx, Clinical Data and Novitron.

3.1         Amended and Restated By-laws of Novitron.

4.1         Certificate of Designations of Series A Nonvoting Convertible Preferred Stock of Novitron.

4.2         Loan and Security Agreement, dated March 31, 2003, among LaSalle, as lender, and Clinical Data, BCC and GSPIA, as Borrowers (filed herewith as Exhibit 10.1 hereto).

4.3         Amendment No. 1 to the Loan Agreement, dated April 29, 2003, among LaSalle, Clinical Data, BCC and GSPIA (filed herewith as Exhibit 10.2 hereto).

10.1       Loan and Security Agreement, dated March 31, 2003, among LaSalle, as lender, and Clinical Data, BCC and GSPIA, as Borrowers.

10.2     Amendment No. 1 to the Loan Agreement, dated April 29, 2003, among LaSalle, Clinical Data, BCC and GSPIA.

10.3     $10,000,000 Demand Revolving Note, dated March 31, 2003, issued by the Borrowers in favor of LaSalle.

10.4     $160,000 Demand Term Note, dated March 31, 2003, issued by the Borrowers in favor of LaSalle.

10.5     Patent Security Agreement, dated as of March 31, 2003, made by Clinical Data in favor of LaSalle.

10.6     Trademark Security Agreement, dated as of March 31, 2003, made by BCC in favor of LaSalle.

10.7     Trademark Security Agreement, dated as of March 31, 2003, made by Clinical Data in favor of LaSalle.

10.8     Subordination Agreement, dated as of March 31, 2003, between BCC and Landmark.

10.9     Subordination Agreement, dated as of March 31, 2003, between BCC and RJK, L.L.C.

*  Pursuant to Item 601(b)(2) of Regulation S-B, the schedules and other attachments to the Landmark Merger Agreement, GPSI Merger Agreement and Elan Asset Purchase Agreement have been
    omitted.Such schedules and other attachments will be submitted to the Securities and Exchange Commission upon request; provided however, that Novitron reserves its right to seek confidential treatment of such schedules and attachments if requested by the Securities and Exchange Commission.

** Portions of this Exhibit have been omitted pursuant to a request for confidential treatment.